(LOGO)
                                   Tocqueville


                             TOCQUEVILLE ALEXIS FUND

                        TOCQUEVILLE ASSET MANAGEMENT L.P.
                               Investment Adviser

                                     ANNUAL
                                     REPORT

                                OCTOBER 31, 2002

                                    (GRAPHIC)
                                   TOCQUEVILLE



                                                             LETTER TO INVESTORS
                                                                    October 2002


Dear Shareholder:

The 12 months ended October 31, which encompass the Fund's fiscal year, were not a happy time for investors in common stocks in any of the O.E.C.D. countries, and of course we all know the U.S.A. was no exception. Just as we were getting our equilibrium established after the tragic events of September 11, 2001, one thing after another started to go wrong, or least what had been wrong started to surface. We had Enron, WorldCom, ImClone, Tyco and more examples of felonious conduct in executive suites. We had the Attorney General of New York (up for election this year) publicly professing his surprise that investment banks' research departments were supposed to make money primarily for the banks, not their customers. And then starting in April we had a steady stream of war talk coming from Washington. (Stock markets have historically reacted worse to talk of war than to the actual events.) Just when we thought the last ill wind had blown itself out, another one seemed to spring up.

Nevertheless the Fund's relative performance reflected the cautious approach we have often recited in the past. For the 12 months in question the Fund's annualized total return declined -4.44% vs. a decline of -15.10% for the S&P 500(R) Stock Index.1 Morningstar, Inc. classifies the Fund as a Mid-Cap Blend fund, and we were in the top quintile of that category for the year.2 Likewise, Lipper, Inc. classifies us as a Multi-Cap Core fund and we were in the top decile there out of over 400 funds. Both services rank us in the top half of our categories for the three-year period ended October 31. Please see page 4 for more complete performance information.

At the end of July we thought the worst was probably over, and indeed the market rallied in August. Then September turned out as bad as July and the market's decline continued until October 9. Since then we have had a substantial rally. At the end of September the S&P 500(R)'s annualized total return for the previous decade turned out to be 8.99%. We have preached for years that 9% per year is what history has shown to be the mean annual return for the U.S. stock market. We think the market having corrected to that number may mean that the worst is over. Certainly the extreme over-valuation in the late 1990s versus historical models has been eliminated.

Our best performing stocks this year were 1) Devon Energy, primarily a natural gas producer that we have bought and sold several times over the past few years as gas prices rose and fell. 2) General Growth Properties, a stock we have owned since 1994. It has consistently yielded over 5% year after year and it sells for approximately 21/2 times our cost. 3) Commerce Bancorp, an aggressive retail bank which has expanded into New York City; we have owned it since 1997. 4) VaxGen, the biotechnology company whose shares have nearly tripled in price since August. VaxGen's primary potential product is an AIDS vaccine that is the final stages of Phase III trials. Long-time shareholders may remember that we made an initial private placement investment in the company in 1998. As we have advised shareholders before, this is a far more speculative investment than is our wont, but the potential market for an AIDS vaccine is immense. 5) And Newell Rubbermaid, a producer of a multitude of consumer products. It tried our patience since we first bought it in 1998, but in 2002 its earnings began to grow again.3

                         TOCQUEVILLE ALEXIS FUND |  ANNUAL REPORT  |

The worst stocks that we held onto (we sold several other worse disappointments during the year) were 1) EMC, a repeat offender. From 1997 to 2000 we rode EMC from $3 a share to over $100, selling 80% of it along the way. The 20% we kept shrank to a minimal holding, but we repurchased more stock this year when the price fell again to single digits. EMC continues to dominate the data storage market, it has $5.6 billion in cash and no debt, and so we expect it to come back to prominence. 2) Andrew Corp., a worldwide producer of antennas and cables primarily for the wireless telephone industry--both the company and the stock did less poorly than most telecommunications suppliers. 3) American International Group, a leading insurer and reinsurer; we expected that industry to do far better than it actually did in 2002. 4) Chubb & Co.--the same comments apply as for American International. 5) And Schlumberger, the oil service and information technology company, which was adversely affected by the poor economic conditions in its primary markets.

We believe in common stocks, we believe that fundamentals of earnings and dividends ultimately reassert themselves, and we believe that the historic mean annual return of some 9% may again be attainable.

We thank you again for your continued support.

Sincerely,

/s/Colin C. Ferenbach

Colin C. Ferenbach
President

The Tocqueville Alexis Fund is distributed by UMB Distribution Services, LLC.

1PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND
 PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

There are risks associated with investing in the Fund, such as market risk, stock selection risk and the risks associated with investing in foreign securities.

2Source: Morningstar Principia October 2002 release

 There were 274 funds in the Mid-Cap Blend category for the one-year period ended October 31, 2002 and 163 funds in the Mid-Cap Blend category for the three-year period ended October 31, 2002. For the five-year period ended October 31, 2002, the Fund ranked in the second quintile out of 105 funds and for the 10-year period ended October 31, 2002, the Fund ranked in the third quintile out of 34 funds. Morningstar defines large-cap stocks as those that account for the top 70% of the domestic stock market, mid-cap stocks as those that account for the next 20% and small-caps for the remaining 10%. A "blend" fund's investment strategy is not restricted to growth or value and may employ a combination of the two strategies.

 There were 457 funds in the Multi-Cap Core category for the one-year period ended October 31, 2002 and 300 funds in the Multi-Cap Core category for the three-year period ended October 31, 2002. For the five-year period ended October 31, 2002, the Fund ranked in the first quintile out of 183 funds and for the 10-year period ended October 31, 2002, the Fund ranked in the second quintile out of 50 funds. The Lipper Multi-Cap Core category includes funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time.


| ANNUAL REPORT |   TOCQUEVILLE ALEXIS FUND

3As of October 31, 2002, Devon Energy comprised 1.92% of the Fund; General
 Growth Properties comprised 3.66% of the Fund; Commerce Bancorp comprised 3.15% of the Fund; VaxGen comprised 1.59% of the Fund; Newell Rubbermaid comprised 2.47% of the Fund; EMC comprised 1.95% of the Fund; Andrew Corp. comprised 0.98% of the Fund; American International Group comprised 1.91% of the Fund; Chubb & Co. comprised 1.29% of the Fund and Schlumberger comprised 1.22% of the Fund. References to individual securities should not be construed as a recommendation by the Fund, its Adviser or its Distributor. Portfolio composition will change due to ongoing management of the Fund.

UMB Distribution Services, LLC, Distributor

The graph below assumes an initial gross investment of $10,000 made on June 27, 1984 and shows how the Fund and its predecessor have performed. The Fund began operations on June 23, 1994. Results for the period prior to that date reflect the performance of HCM Partners, L.P., a limited partnership (the "Partnership"). On June 23, 1994 the Fund acquired the assets of the Partnership in exchange for shares of the Fund. Mr. Colin Ferenbach had primary responsibility for managing the Partnership and has had primary responsibility for managing the Fund since its inception. Although the Fund is managed in a manner that is in all material respects equivalent to the management of the Partnership, the information below should not be viewed as an indication of the future performance of the Fund. It includes information regarding the Partnership's operations for periods before the Fund's registration statement became effective. The Partnership was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions that are imposed by that Act. If the Partner ship had been registered, its performance might have been adversely affected. In addition, the expenses borne by the Fund are higher than those borne by the Partnership.


--------------------------------------------------------------------------------
                         GROWTH OF A $10,000 INVESTMENT
                        FOR THE FUND AND THE PARTNERSHIP
--------------------------------------------------------------------------------

                                             Lipper
               TOCQUEVILLE                  Multi-Cap
                 ALEXIS        S&P         Core Funds    Wilshire
  Date            FUND   500/R Stock Index    Index     4500 Index

 6/27/84        $10,000      $10,000         $10,000      $10,000
10/31/84         10,707       11,007          10,761       10,808
10/31/85         13,463       13,119          12,537       13,019
10/31/86         16,856       17,460          16,193       16,505
10/31/87         15,972       18,585          16,454       15,301
10/31/88         18,552       21,348          18,580       18,478
10/31/89         21,485       26,959          23,158       22,696
10/31/90         20,000       24,969          20,967       17,935
10/31/91         27,069       33,289          28,402       27,058
10/31/92         30,495       36,601          31,061       29,520
10/31/93         35,619       42,069          36,730       36,871
10/31/94         37,631       43,698          37,993       36,934
10/31/95         42,768       55,251          46,078       45,340
10/31/96         54,853       68,522          55,837       53,333
10/31/97         68,512       90,525          71,907       68,789
10/31/98         68,703      110,432          78,228       66,471
10/31/99         77,152      138,812          95,861       84,086
10/31/00         98,477      147,252         109,895       99,062
10/31/01         84,582      110,603          83,058       69,789
10/31/02         80,824       93,928          71,754       62,723
--------------------------------------------------------------------------------

                         TOCQUEVILLE ALEXIS FUND |   ANNUAL REPORT  |

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURN OF THE FUND
                                 FOR THE PERIODS
--------------------------------------------------------------------------------


                                         One Year           Five Year         Since Inception*
                                    9/30/02   10/31/02   9/30/02   10/31/02   9/30/02 10/31/02
----------------------------------------------------------------------------------------------
 Tocqueville Alexis Fund            (6.47)%    (4.44)%     1.61%     3.36%     9.83%    10.40%
----------------------------------------------------------------------------------------------
 S&P 500(R)Stock Index             (20.37)%   (15.10)%   (1.62)%     0.73%     9.17%    10.18%
----------------------------------------------------------------------------------------------
 Lipper Multi-Cap Core Funds Index (16.55)%   (13.61)%   (2.02)%   (0.04)%     8.00%     8.72%
----------------------------------------------------------------------------------------------
 Wilshire 4500 Index                (8.37)%   (10.13)%   (4.09)%   (2.73)%     7.19%     7.51%
----------------------------------------------------------------------------------------------
 *June 23, 1994

--------------------------------------------------------------------------------
           AVERAGE ANNUAL TOTAL RETURN OF THE FUND AND PARTNERSHIP
                                 FOR THE PERIODS
--------------------------------------------------------------------------------


                                        One Year           Five Year           Ten Year         Since Inception*
                                   9/30/02   10/31/02  9/30/02  10/31/02   9/30/02   10/31/02  9/30/02   10/31/02
----------------------------------------------------------------------------------------------------------------
 Tocqueville Alexis Fund           (6.47)%    (4.44)%    1.61%    3.36%     9.80%    10.24%    11.80%     12.06%
----------------------------------------------------------------------------------------------------------------
 S&P 500(R)Stock Index            (20.37)%   (15.10)%  (1.62)%    0.73%     8.98%     9.87%    12.57%     13.03%
----------------------------------------------------------------------------------------------------------------
 Lipper Multi-Cap Core Funds Index(16.55)%   (13.61)%  (2.02)%   (0.04)%    8.25%     8.73%    11.03%     11.35%
----------------------------------------------------------------------------------------------------------------
 Wilshire 4500 Index               (8.37)%   (10.13)%  (4.09)%   (2.73)%    6.42%     6.48%    10.39%     10.53%
----------------------------------------------------------------------------------------------------------------
  *June 27, 1984

TOTAL RETURN CALCULATIONS REFLECT FEE WAIVERS IN EFFECT FOR 1995 AND 1994. IN THE ABSENCE OF FEE WAIVERS, TOTAL RETURN PERFORMANCE WOULD BE REDUCED. TOTAL RETURN IS BASED ON NET CHANGE IN NAV ASSUMING REINVESTMENT OF DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE PERFORMANCE TABLES AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

The S&P 500(R) Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

The Lipper Multi-Cap Core Funds Index includes funds that, by portfolio practice, have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the S&P SuperComposite Index.

The Wilshire 4500 Index is an unmanaged index of all U.S. equity securities with readily available price data that are not included in the S&P 500(R) Stock Index.

A direct investment in either the S&P 500(R) Stock Index, the Lipper Multi-Cap Core Funds Index or the Wilshire 4500 Index is not possible.

UMB Distribution Services, LLC, Distributor

| ANNUAL REPORT |   TOCQUEVILLE ALEXIS FUND

                                                       STATEMENT OF NET ASSETS

October 31, 2002

  Number
 of Shares                                           Value
------------------------------------------------------------


             COMMON STOCKS  91.30%

             ADVERTISING 2.63%
30,000       Omnicom Group, Inc.               $  1,728,900
                                                ------------

             BANKS 12.32%
40,000       The Bank of New York Co., Inc.       1,040,000
45,000       Commerce Bancorp, Inc./NJ            2,065,950
25,000       HSBC Holdings - ADR (UK)             1,392,500
45,000       Mercantile Bankshares Corp.          1,752,300
75,000       National Commerce Financial Corp.    1,836,000
                                               ------------
                                                  8,086,750
                                               ------------

             BEVERAGES 2.07%
70,000       Koninklijke Grolsch N.V. - (NETH)    1,360,112
                                                ------------

             BUILDING & HOUSING 1.57%
50,000       Masco Corp.                          1,028,000
                                                ------------

             CONSUMER NON-DURABLES 6.66%
30,000       Colgate-Palmolive Co.                1,649,400
20,000       Kimberly-Clark Corp.                 1,030,000
120,000      Rayovac Corp.*                       1,692,000
                                                ------------
                                                  4,371,400
                                                ------------

             DRUG & HOSPITAL SUPPLIES 15.73%
40,000       Johnson & Johnson                    2,350,000
40,000       Medtronic, Inc.                      1,792,000
25,000       Merck & Co., Inc.                    1,356,000
30,000       Novartis AG - ADR (CH)               1,138,200
50,000       Schering-Plough Corp.                1,067,500
25,000       Stryker Corp.                        1,577,500
70,000       VaxGen, Inc.*                        1,040,270
                                                ------------
                                                 10,321,470
                                                ------------

                       See Notes to Financial Statements.

                         TOCQUEVILLE ALEXIS FUND |   ANNUAL REPORT  |


STATEMENT OF NET ASSETS (CONT'D.)

October 31, 2002

  Number
 of Shares                                           Value
------------------------------------------------------------


             COMMON STOCKS 91.30% (cont'd.)

             ELECTRICAL EQUIPMENT 1.48%
75,000       American Power Conversion Corp.*   $   969,000
                                                ------------

             FURNISHINGS & APPLIANCES 2.81%
60,000       Leggett & Platt, Inc.                1,251,000
65,000       Steelcase, Inc.                        592,150
                                                ------------
                                                  1,843,150
                                                ------------

             INFORMATION TECHNOLOGY 7.90%
50,000       Autodesk, Inc.                         585,000
70,000       Dell Computer Corp.*                 2,002,700
250,000      EMC Corp.*                           1,277,500
50,000       Molex, Inc.                          1,320,500
                                                ------------
                                                  5,185,700
                                                ------------

             INSURANCE 8.41%
20,000       American International Group, Inc.   1,251,000
15,000       The Chubb Corp.                        846,150
52,005       Hannover Rueckversicherungs -
               AG (GER)                           1,182,482
29,400       XL Capital Ltd. Class A - (BER)      2,238,810
                                                ------------
                                                  5,518,442
                                                ------------

             METALS & MINING 2.19%
65,000       Alcoa, Inc.                          1,433,900
                                                ------------

             OIL - DOMESTIC/INTERNATIONAL  8.77%
25,000       Devon Energy Corp.                   1,262,500
25,000       Kerr-McGee Corp.                     1,087,500
100,000      Ocean Energy, Inc.                   1,863,000
36,000       Royal Dutch Petroleum Co. - (NETH)   1,540,080
                                                ------------
                                                  5,753,080
                                                ------------

                       See Notes to Financial Statements.

| ANNUAL REPORT |   TOCQUEVILLE ALEXIS FUND

                                             STATEMENT OF NET ASSETS (CONT'D.)

October 31, 2002

  Number
 of Shares                                           Value
------------------------------------------------------------


             COMMON STOCKS 91.30% (cont'd.)

             OIL WELL EQUIPMENT & SERVICES 1.22%
20,000       Schlumberger, Ltd.                   $  802,200
                                                ------------

             REAL ESTATE INVESTMENT TRUST 3.66%
50,000       General Growth Properties, Inc.      2,404,000
                                                ------------

             RETAILING 4.09%
75,000       Borders Group, Inc.*                 1,292,250
30,000       Carrefour SA - (FR)                  1,392,792
                                                ------------
                                                  2,685,042
                                                ------------

             RUBBER & PLASTIC 2.47%
50,000       Newell Rubbermaid, Inc.              1,621,000
                                                ------------

             TELECOMMUNICATIONS 0.98%
75,000       Andrew Corp.*                          645,000
                                                ------------

             TRANSPORTATION 1.23%
50,000       TPG NV - (NETH)*                       810,085
                                                ------------

             UTILITIES 5.11%
40,000       Dominion Resources, Inc.             1,920,000
100,000      TXU Corp.                            1,435,000
                                                ------------
                                                  3,355,000
                                                ------------

             Total Common Stocks
             (cost $48,021,764)                  59,922,231
                                                ------------

                       See Notes to Financial Statements.

                         TOCQUEVILLE ALEXIS FUND | ANNUAL REPORT  |

STATEMENT OF NET ASSETS (CONT'D.)

October 31, 2002


Par (000)/Shares                                    Value
------------------------------------------------------------


             TREASURY BILL 4.49%
O 3,000      French Treasury Bill, 3.01%,
             2/6/03 (FR)
             (cost $2,925                        $ 2,946,612
                                                ------------

             SHORT-TERM INVESTMENTS  5.75%
1,888,182    Temporary Investment Cash Fund       1,888,182
1,888,182    Temporary Investment Fund            1,888,182
             (cost $3,776,364)                  ------------
                                                  3,776,364
                                                ------------

             TOTAL INVESTMENTS 101.54%
             (cost $54,723,607)                 $66,645,207
                                                ------------

Liabilities in Excess of Other Assets (1.54%)    (1,013,799)
                                                ------------

Net Assets applicable to 5,487,397
Shares of Common Stock issued and
outstanding 100.00%                             $65,631,408
                                                ============

Net Asset Value, offering and redemption price
per share ($65,631,408 / 5,487,397)                  $11.96
                                                     ======

    COUNTRY ABBREVIATIONS:
      (BER) - Bermuda       (GER) - Germany
      (CH) - Switzerland    (NETH) - Netherlands
      (FR) - France         (UK) - United Kingdom

    CURRENCY ABBREVIATION:
      (  O  ) - Euro

  * Non-income producing securities.
ADR American Depositary Receipt.

                       See Notes to Financial Statements.

| ANNUAL REPORT |   TOCQUEVILLE ALEXIS FUND

                                                        TOP TEN STOCK HOLDINGS

-----------------------------------------------------
                 30.8% of the Fund
-----------------------------------------------------

 General Growth Properties, Inc.    3.7%
-----------------------------------------------------
 Johnson & Johnson                  3.6%
-----------------------------------------------------
 XL Capital Ltd. Class A            3.4%
-----------------------------------------------------
 Commerce Bancorp, Inc./NJ          3.1%
-----------------------------------------------------
 Dell Computer Corp.                3.1%
-----------------------------------------------------
 Dominion Resources, Inc.           2.9%
-----------------------------------------------------
 Ocean Energy, Inc.                 2.8%
-----------------------------------------------------
 National Commerce Financial Corp.  2.8%
-----------------------------------------------------
 Medtronic, Inc.                    2.7%
-----------------------------------------------------
 Mercantile Bankshares Corp.        2.7%
-----------------------------------------------------
 TOTAL                             30.8%
-----------------------------------------------------


                                                     PERCENT OF TOTAL EQUITIES

BY COUNTRY
(UNAUDITED)

Switzerland        1.9%
Germany            2.0%
United Kingdom     2.3%
France             2.3%
Bermuda            3.7%
Netherlands        6.2%
United States     81.6%

                         TOCQUEVILLE ALEXIS FUND |  ANNUAL REPORT  |

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2002

INVESTMENT INCOME:
Dividends (net of foreign taxes withheld of $26,466)       $ 995,143
Interest                                                     145,783
----------------------------------------------------------------------
   Total Investment Income                                 1,140,926
----------------------------------------------------------------------

OPERATING EXPENSES:
Investment Advisory fees                                     430,948
Distribution fees                                            142,571
Administration and Accounting fees                           100,000
Legal fees                                                    87,397
Transfer agent fees                                           52,665
Audit fees                                                    34,500
Trustees' fees                                                33,000
Custodian fees                                                28,633
Blue Sky fees                                                 25,352
Printing fees                                                 18,160
Insurance fees                                                17,916
Miscellaneous expenses                                        18,574
----------------------------------------------------------------------
   Total Expenses                                             989,716
----------------------------------------------------------------------

Net Investment Income                                         151,210
----------------------------------------------------------------------

NET REALIZED GAIN FROM:
   Investments                                              1,180,652
   Foreign currency transactions                              182,295
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
   Investments                                             (4,336,737)
   Translation of assets and liabilities in foreign currency  1,350
----------------------------------------------------------------------
Net realized and unrealized loss from
   investments and foreign currency transactions           (2,972,440)
----------------------------------------------------------------------
Net decrease in net assets resulting from operations      $(2,821,230)
======================================================================

                       See Notes to Financial Statements.

| ANNUAL REPORT |   TOCQUEVILLE ALEXIS FUND

                                            STATEMENT OF CHANGES IN NET ASSETS

                                                    YEAR              YEAR
                                                    ENDED             ENDED
                                                 OCTOBER 31,       OCTOBER 31,
                                                    2002              2001
-----------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income                           $ 151,210         $ 362,657
Net realized gain on investments and foreign
  currency transactions                         1,362,947         1,895,346
Net change in unrealized depreciation
  on investments and translation of other
  assets and liabilities denominated in
  foreign currencies                           (4,335,387)      (14,181,531)
-----------------------------------------------------------------------------
   Net decrease in net assets from operations  (2,821,230)      (11,923,528)
-----------------------------------------------------------------------------

DIVIDENDS PAID TO SHAREHOLDERS:
From net investment income                       (184,649)         (329,020)
From net realized gains                        (1,989,578)      (11,806,618)
-----------------------------------------------------------------------------
   Total dividends paid to shareholders        (2,174,227)      (12,135,638)
-----------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold                      21,103,346       13,024,039
Value of shares issued in reinvestment
  of dividends                                  1,557,547         7,971,261
Cost of shares redeemed                        (23,905,742)     (14,270,765)
-----------------------------------------------------------------------------
   Increase (Decrease) in net assets from
    capital share transactions                 (1,244,849)        6,724,535
-----------------------------------------------------------------------------

   Total decrease in net assets                (6,240,306)      (17,334,631)
-----------------------------------------------------------------------------

NET ASSETS:
Beginning of year                              71,871,714       89,206,345
-----------------------------------------------------------------------------
End of year                                  $ 65,631,408      $ 71,871,714
=============================================================================

                       See Notes to Financial Statements.

                         TOCQUEVILLE ALEXIS FUND |   ANNUAL REPORT  |

FINANCIAL HIGHLIGHTS


                                                                 YEAR     YEAR       YEAR          YEAR          YEAR
                                                                 ENDED    ENDED      ENDED         ENDED         ENDED
(For a Share Outstanding                                       OCT. 31,  OCT. 31,   OCT. 31,      OCT. 31,      OCT. 31,
Throughout each Year)                                            2002     2001        2000          1999          1998
------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF YEAR                              $12.88    $17.37     $14.42       $14.29         $15.83
------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) FROM
  INVESTMENT OPERATIONS:
Net investment income                                             0.03      0.07       0.09         0.03           0.08
Net realized and unrealized gains (losses) on
  investments and foreign currency transactions                  (0.56)    (2.16)      3.77         1.64          (0.02)
------------------------------------------------------------------------------------------------------------------------
   Total from investment operations                              (0.53)    (2.09)      3.86         1.67           0.06

LESS DISTRIBUTIONS:
Dividends paid to shareholders:
  From net investment income                                     (0.03)    (0.06)     (0.06)       (0.05)         (0.08)
  From net realized gains                                        (0.36)    (2.34)     (0.85)       (1.49)         (1.52)
------------------------------------------------------------------------------------------------------------------------
   Total distributions to shareholders                           (0.39)    (2.40)     (0.91)       (1.54)         (1.60)

NET ASSET VALUE, END OF YEAR                                    $11.96    $12.88     $17.37       $14.42         $14.29
========================================================================================================================

TOTAL RETURN                                                    (4.44)% (14.11)%     27.64%       12.29%          0.29%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in 000s)                              $65,631   $71,872    $89,206      $72,068        $77,690
Ratios of expenses to average net assets                         1.38%     1.22%      1.18%        1.34%          1.26%
Ratios of net investment income
  to average net assets                                          0.21%     0.45%      0.52%        0.20%          0.50%
Portfolio turnover rate                                            54%       60%        80%          31%            59%
------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

| ANNUAL REPORT |   TOCQUEVILLE ALEXIS FUND

                                                 NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND BUSINESS

The Tocqueville Alexis Trust (the "Trust") is an investment company registered under the Investment Company Act of 1940, as amended. It is organized as a Delaware business trust as a diversified open- end management investment company. The investment company currently consists of Tocqueville Alexis Fund (the "Fund").

The Fund changed its legal name during the most recent fiscal year from the Haven Fund to Tocqueville Alexis Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

a) PORTFOLIO VALUATION: Securities for which market quotations are readily available are valued at market value, which is determined by using the last reported sale price, or if no sales are reported, and in the case of certain securities traded over-the-counter, at the mean between the last reported bid and asked prices. Short-term obligations having remaining maturities of 60 days or less are valued at either amortized cost or original cost plus accrued interest receivable, both of which approximate market value. All other securities and assets, including any restricted and/or illiquid securities, will be valued at their fair market value as determined pursuant to procedures adopted by the Trustees. At October 31, 2002, there were no fair valued securities.

b) FOREIGN CURRENCY TRANSACTIONS: Transactions denominated in foreign currencies are recorded in the Fund's records at the prevailing exchange rate at the time of each respective transaction. Asset and liability accounts that are denominated in a foreign currency are adjusted to reflect the current exchange rate at the end of the period. Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of the foreign currency transaction are reported in operations as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar-denominated transactions.

c) SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are recorded on trade-date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

The cost of investments sold and related gain or loss thereon is determined by use of the identified cost basis for financial reporting and income tax purposes. Discounts and premiums on debt securities are amortized for book and tax purposes using the effective yield-to-maturity method over the term of the instrument.

d) DISTRIBUTIONS TO SHAREHOLDERS: Dividends from net investment income are declared and paid semi-annually. Any net realized capital gains will be distributed annually. Income distributions and capital gain distributions are determined in accordance with federal tax regulations which may differ from accounting

                         TOCQUEVILLE ALEXIS FUND |  ANNUAL REPORT  |

NOTES TO FINANCIAL STATEMENTS (CONT'D.)


principles generally accepted in the United States of America. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are charged or credited to paid-in-capital or accumulated net realized gains, as appropriate, in the period the differences arise; temporary differences do not require reclassification. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or net realized gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of capital.

As of October 31, 2002, the following reclassifications have been made to increase (decrease) such accounts:

              ACCUMULATED              ACCUMULATED
             UNDISTRIBUTED            NET REALIZED
            NET INVESTMENT           GAIN/(LOSS) ON
                INCOME                 INVESTMENTS
            --------------           ---------------
               $170,879                $(170,879)

e) FEDERAL TAXES: The Fund is a separate entity for Federal income tax purposes. It is the Fund's policy to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to pay out most of its net investment income and net capital gains to its shareholders. Therefore, no Federal income or Excise tax provision is required.

Because Federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the composition of net assets for tax purposes differ from those reflected in the accompanying statements.

The tax character of net assets at October 31, 2002 were as follows:

  Capital paid-in                              $52,412,494
  Accumulated capital gain                       1,115,386
  Undistributed ordinary income                    158,790
  Unrealized appreciation                       14,379,802
  Unrealized depreciation                       (2,436,089)
  Unrealized foreign exchange gain                   1,025
                                               -----------
       Net Assets                              $65,631,408
                                               ===========
| ANNUAL REPORT |   TOCQUEVILLE ALEXIS FUND

                                       NOTES TO FINANCIAL STATEMENTS (CONT'D.)

The cost for Federal income tax purposes at October 31, 2002 was $54,761,934.

The tax character of dividends was as follows:
  Ordinary Income                              $ 400,946
  Long-term Capital Gains                      1,773,281
                                               ---------
       Total Dividends                         $2,174,227

f) USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. FINANCIAL INSTRUMENTS

The Fund may trade financial instruments with off-balance sheet risk in the normal course of investing activities and to assist in managing exposure to market risks such as interest rates and foreign currency exchange rates. The financial instruments include written options, forward foreign currency exchange contracts and futures contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At October 31, 2002, the Fund did not hold any financial instruments with off-balance sheet risk.

4. FEES AND RELATED PARTY TRANSACTIONS

a) INVESTMENT ADVISORY FEES: Under an agreement between the Trust on behalf of the Fund and Tocqueville Asset Management L.P. (the "Adviser"), the Adviser serves as the Fund's Investment Adviser. For investment advisory services, the Adviser receives monthly fees at the annual rate of 0.60% of the Fund's average daily net assets.

b) TRUSTEES' FEES: Fees were paid to the Trustees and/or Officers of the Fund for the year ended October 31, 2002, but no fees were paid to any Trustee and/or Officer of the Fund who is also an employee of the Adviser.

c) DISTRIBUTION FEES: The Trust, on behalf of the Fund, has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the Plan, the Fund may spend no more each year than 0.25% of its average daily net assets to finance activity primarily intended to result in the sale of shares.

                         TOCQUEVILLE ALEXIS FUND |  ANNUAL REPORT  |

NOTES TO FINANCIAL STATEMENTS (CONT'D.)

Pursuant to the Distribution Agreement, as compensation for its services, the Fund pays UMB Distribution Services, LLC, payable monthly in arrears, at the annual rate of 0.10% per annum of the Fund's average daily net assets; provided that such compensation shall be subject to a minimum monthly fee of $7,083 (exclusive of out-of-pocket expenses).

d) ADMINISTRATOR AND TRANSFER AGENT FEES: As compensation for its administrative and accounting services, the Fund pays PFPC Inc. a fee, at the annual rate of 0.10% of the first $200,000,000 of average net assets; 0.075% of the next $200,000,000 of average net assets; 0.05% of the next $200,000,000 of average net assets; and 0.03% of the average net assets in excess of $600,000,000, with a minimum monthly fee of $8,333 (exclusive of out-of-pocket expenses). As transfer agent of the Fund, PFPC Inc. receives a minimum monthly fee of $3,000 (exclusive of out-of-pocket expenses).

e) CUSTODIAN FEES: PFPC Trust Company and JP Morgan Chase Bank, serve as custodian and sub-custodian for the Fund's U.S. and foreign assets, respectively. As compensation for its custodian services, the Fund pays PFPC Trust Company a fee, at the annual rate of 0.0175% of the Fund's first $100,000,000 of average gross assets; 0.015% of the next $400,000,000 of average gross assets; 0.0125% of the next $500,000,000 of average gross assets; and 0.01% of the average gross assets in excess of $1,000,000,000 (exclusive of out-of-pocket expenses and transaction charges). The minimum monthly fee is $1,500 (exclusive of out-of-pocket expenses and transaction charges). The Fund pays JP Morgan Chase Bank an account fee of $5,000 per year and an asset based fee derived from the ending market value of foreign held securities (exclusive of transaction charges).

5. CAPITAL STOCK

The Fund is authorized to issue unlimited shares of common stock, par value $.001 per share. Transactions in shares of the Fund for the years ended October 31, 2002 and October 31, 2001, respectively, were as follows:

                                                  2002          2001
--------------------------------------------------------------------------
Sale of shares                                 1,588,799         874,955
Shares issued to shareholders in reinvestment
  of dividends                                   115,656         521,514
Shares repurchased                            (1,795,411)       (954,212)
--------------------------------------------------------------------------
Net increase (decrease)                          (90,956)        442,257
Shares outstanding:
   Beginning of year                           5,578,353       5,136,096
--------------------------------------------------------------------------
   End of year                                 5,487,397       5,578,353
==========================================================================


| ANNUAL REPORT |   TOCQUEVILLE ALEXIS FUND

                                       NOTES TO FINANCIAL STATEMENTS (CONT'D.)

6. COMPONENTS OF NET ASSETS

At October 31, 2002, Net Assets consisted of the following:
---------------------------------------------------------------------------
Capital paid-in                                               $52,412,494
Accumulated net realized gain from investment
  transactions                                                    860,762
Undistributed net investment income                               435,527
Net unrealized appreciation of investments                     11,921,600
Net unrealized appreciation on foreign
  currency transactions                                             1,025
---------------------------------------------------------------------------
                                                              $65,631,408
===========================================================================


7. PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2002, the cost of securities purchased and proceeds from securities sold, excluding short-term obligations, were $35,812,591 and $38,071,661, respectively.

                         TOCQUEVILLE ALEXIS FUND |  ANNUAL REPORT  |

REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholders and
Board of Trustees of
Tocqueville Alexis Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Tocqueville Alexis Fund (the "Fund") at October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Philadelphia, PA 19103
December 12, 2002

| ANNUAL REPORT |   TOCQUEVILLE ALEXIS FUND

REPORT OF THE FUND'S SHAREHOLDER MEETING (UNAUDITED)

The Fund held a shareholder meeting on June 24, 2002. At the meeting, the shareholders voted to elect two trustees: Francois Sicart and Robert Kleinschmidt. The shareholders also voted to ratify a new Investment Advisory Agreement between Tocqueville Asset Management L.P. and The Tocqueville Alexis Trust, on behalf of itself and on behalf of The Tocqueville Alexis Fund. The results of the voting were as follows:


                                           FOR    AGAINST   WITHHELD   ABSTENTIONS
----------------------------------------------------------------------------------
Francois Sicart                       2,765,430        -     615,522             -
Robert Kleinschmidt                   2,765,430        -     615,522             -
Approval of Agreement with
Tocqueville Asset Management L.P.     3,191,153   189,799          -             -

                         TOCQUEVILLE ALEXIS FUND | ANNUAL REPORT  |

TRUSTEES AND OFFICERS



                                                                                              NUMBER OF
                    POSITIONS       TERM OF                                                 PORTFOLIOS IN
                      HELD         OFFICE AND                                                FUND COMPLEX          OTHER
NAME, ADDRESS       WITH THE        LENGTH OF    PRINCIPAL OCCUPATION(S)                      OVERSEEN BY      DIRECTORSHIPS
   AND AGE            TRUST        TIME SERVED    DURING PAST 5 YEARS                         TRUSTEE(3)      HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------

INDEPENDENT TRUSTEES

D. Euan Baird        Trustee          Since fund    Chairman, President and Chief                 1          Areva, Rolls Royce,
Schlumberger Ltd.    of the           inception.(2) Executive Officer of Schlumberger                        Scottish Power and
277 Park Avenue      Trust                          Ltd. (oil field services, measurements                   Societe Generale
New York, NY 10172                                  and systems).
Age:  64

William F. Indoe     Trustee          Since fund    Partner, Sullivan & Cromwell                  1          None
Sullivan & Cromwell  of the           inception.(2) (attorneys-at-law).
125 Broad Street     Trust
New York, NY  10004
Age:  60

Robert E. Kaufmann   Trustee          Since fund    Private investor. Formerly Executive          1          None
5 Dingletown Road    of the           inception.(2) Director, The Association of HITWG
Greenwich, CT  06830 Trust                          Camps, Inc. (a private charity) 2001-2002.
Age:  61                                            Director, Spencer Stuart & Associates
                                                    (executive search consultants), 1995-1998;
                                                    Headmaster of Deerfield Academy, 1980-94;
                                                    Director of various mutual funds, 1985-92.

John F. McNiff       Trustee          Since fund    Director of Allen Telecom Inc. (manu-         1          Allen Telecom Inc.
1105 Park Avenue     of the           inception.(2) facturer of telecommunication products).
New York, NY  10178  Trust                          Formerly, Director, Vice President-Finance
Age:  60                                            and Chief Financial Officer of Dover Corpor-
                                                    ation (diversified manufacturing company),
                                                    1996-2001 and 1983-2000, respectively.
INTERESTED TRUSTEES

Colin C. Ferenbach(1) President       Since fund    Managing Director, Tocqueville                1          None
1675 Broadway         and             inception.(2) Asset Management L.P., since 2002.
New York, NY  10019   Trustee                       Managing Director 1982-2002 of Haven Capital
Age:  68                                            Management. Formerly, General Partner of HCM
                                                    Partners, L.P. (financial services), 1984-94;
                                                    Principal, McCowan Associates, Inc., 1980-83
                                                    (financial services); Principal, Kleinwort
                                                    Benson McCowan Inc. (financial services),
                                                    Goldman, Sachs & Co. (financial services),
                                                    1957-76.

| ANNUAL REPORT |   TOCQUEVILLE ALEXIS FUND


                                               TRUSTEES AND OFFICERS (CONT'D.)

                                                                                              NUMBER OF
                    POSITIONS       TERM OF                                                 PORTFOLIOS IN
                      HELD         OFFICE AND                                                FUND COMPLEX          OTHER
NAME, ADDRESS       WITH THE        LENGTH OF    PRINCIPAL OCCUPATION(S)                      OVERSEEN BY      DIRECTORSHIPS
   AND AGE            TRUST        TIME SERVED    DURING PAST 5 YEARS                         TRUSTEE(3)      HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------

INTERESTED TRUSTEES

Francois Sicart(1)     Trustee        Since      Chairman and Director, Tocqueville               5          None
1675 Broadway          of the         2002(2)    Management Corporation, the General
New York, NY  10019    Trust                     Partner Tocqueville Asset Management L.P.
Age:  58                                         and Lepercq de Neuflize/Tocqueville
                                                 Securities L.P. ("TMC") from January, 1990
                                                 to present; Chairman and Chief Executive
                                                 Officer, Tocqueville Asset Management
                                                 Corp. from December, 1985  to January, 1990;
                                                 Chairman, Principal Executive Officer and
                                                 Trustee of The Tocqueville Trust (includes
                                                 four mutual funds) from 1990 to present; Vice
                                                 Chairman of Tucker Anthony Management
                                                 Corporation, from 1981 to October 1986;
                                                 Vice President (formerly general partner)
                                                 and other positions with Tucker Anthony, Inc.
                                                 from 1969 to January, 1990.

Robert Kleinschmidt(1) Vice           Since      President (1994-present) and                     5          None
1675 Broadway          President      2002(2)    Managing Director (1991-1994),
New York, NY 10019     and                       Tocqueville Asset Management
Age: 52                Trustee                   LP; President Tocqueville Management
                                                 Corporation (general partner of
                                                 Tocqueville) (1991-present); President,
                                                 Principal Operating Officer, Principal
                                                 Officer, Treasurer and Financial
                                                 Trustee, The Tocqueville Trust (includes
                                                 four mutual funds) (1991-present);
                                                 Partner, David J. Greene & Co.
                                                 (investment management); (1978-1991);
                                                 Assistant Vice President, Irving Trust
                                                 Co. (1976-1978).

                         TOCQUEVILLE ALEXIS FUND |  ANNUAL REPORT  |


TRUSTEES AND OFFICERS (CONT'D.)

                                                                                              NUMBER OF
                    POSITIONS       TERM OF                                                 PORTFOLIOS IN
                      HELD         OFFICE AND                                                FUND COMPLEX          OTHER
NAME, ADDRESS       WITH THE        LENGTH OF    PRINCIPAL OCCUPATION(S)                      OVERSEEN BY      DIRECTORSHIPS
   AND AGE            TRUST        TIME SERVED    DURING PAST 5 YEARS                         TRUSTEE(3)      HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------
OFFICERS

Roger Cotta          Secretary        Since      Chief Operating Officer. Tocqueville             --          --
1675 Broadway        and              2002(2)    Asset Management L.P. since 2001;
New York, NY 10019   Treasurer                   Secretary, The Tocqueville Trust since
Age: 63                                          2001; Chief Executive Officer and
                                                 President of Sepulveda & Smith
                                                 Securities, Inc. (August 2000 -
                                                 December 2000); Chief Financial
                                                 Officer, Needham & Company, Inc.
                                                 (1991 - 2000); General Partner,
                                                 David J. Greene & Co. (1984 - 1990).


(1) Messrs. Ferenbach, Kleinschmidt and Sicart are interested Trustees as defined in Section 2(a)(19) of the Investment Company Act of 1940 because they serve as officers of the Trust and/or are employees of Tocqueville.

(2) Each Trustee will hold office for an indefinite term until the earliest of
    (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust's By-Laws and Declaration of Trust.

(3) The Fund complex consists of The Tocqueville Alexis Trust and The Tocqueville Trust, a registered investment company with four portfolios.

    Additional information about the Funds' Trustees and Officers is available in the Statement of Additional Information and is available, without charge, upon request, by calling 1-800-844-4836.

| ANNUAL REPORT |   TOCQUEVILLE ALEXIS FUND

                                         IMPORTANT TAX INFORMATION (UNAUDITED)

The Tocqueville Alexis Fund distributed a total Capital Gain Dividend per share of $0.319 during the fiscal year ending October 31, 2002, which was a 20 percent rate gain distribution.

Because the Fund's fiscal year is not the calendar year, Capital Gain Dividend distribution amounts to be used by calendar year taxpayers on their Federal income tax returns were reflected on 1099-DIV forms, which were mailed in January 2002.

                         TOCQUEVILLE ALEXIS FUND |  ANNUAL REPORT  |

TOCQUEVILLE ALEXIS FUND
P.O. BOX 8903
WILMINGTON, DE 19899-8903

FOR FUND INFORMATION,
PRICES AND LITERATURE,
CALL 1-800-844-4836

FOR ACCOUNT BALANCES AND
OTHER INFORMATION ABOUT YOUR TOCQUEVILLE ALEXIS FUND ACCOUNT,
CALL 1-800-850-7163

THIS REPORT IS SUBMITTED FOR THE GENERAL INFORMATION OF SHAREHOLDERS OF TOCQUEVILLE ALEXIS FUND. IT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS ACCOMPANIED OR PRECEDED BY AN EFFECTIVE PROSPECTUS FOR TOCQUEVILLE ALEXIS FUND. THE PROSPECTUS INCLUDES MORE COMPLETE INFORMATION ABOUT MANAGEMENT FEES AND EXPENSES, INVESTMENT OBJECTIVES, RISKS AND OPERATING POLICIES OF TOCQUEVILLE ALEXIS FUND. PLEASE READ THE PROSPECTUS CAREFULLY.

TQ4081202